Subsequent Events	6 Months Ended
Sep. 30, 2022
Subsequent Events [abstract]
SUBSEQUENT EVENTS

NOTE 20 — SUBSEQUENT EVENTS

Management has evaluated subsequent events to determine if events or transactions occurring through, except for the disclosures related to subsequent events described below, as to which the date is February 27, 2023, the dates the financial statements were available for issuance, require potential adjustment to or disclosure in the financial statement and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.

The financial statements are presented on the basis of its status as of September 30, 2022. However, on December 11, 2022, we entered into, and on January 17, 2023, our board of directors approved the minutes regarding, a Modification Agreement (the “Modification Agreement”) by and between us and Reachnet, which Modification Agreement modifies the Customer Acquisition Agreement, as subsequently amended. Pursuant to the Modification Agreement, we and Reachnet have agreed that we will acquire one million of Reachnet’s subsidiary’s subscribers, as well as Reachnet’s subsidiary’s core business assets that are needed to serve those one million subscribers. The previous agreement between us and Reachnet provided that we would acquire approximately 1.8 million of Reachnet’s customers for $58.29 million; under the Modification Agreement, we will instead acquire one million of Reachnet’s customers for consideration of $11.5 million.

In connection with the Modification Agreement, on December 12, 2022, we and Reachnet entered into, and on January 17, 2023 our board of directors approved the minutes regarding, a Deed of Assignment (the “Deed of Assignment”), pursuant to which Reachnet assigned its interest in the Agreement for Acquisition dated August 11, 2022, by and between Reachnet and Sri Sai Cable and Broad Band Private Limited, a subsidiary of Reachnet (“Sri Sai” and such agreement, the “Sri Sai Agreement”), to us. Pursuant to such arrangement, as modified, we have been assigned one million subscribers and a 51% equity interest in Sri Sai. We have assumed Reachnet’s payment obligations under the Sri Sai Agreement, which total $10 million, consisting of:

•        $1 million, which has been paid to the shareholders of Sri Sai, as partial payment for our 51% equity interest in Sri Sai;

•        $1.5 million, which is payable on or before January 31, 2023 to the shareholders of Sri Sai, for the remaining amount due to such shareholders, in consideration for our 51% equity interest in Sri Sai; and

•        $7.5 million, which is payable, in accordance with the terms of the Sri Sai Agreement, as capital infusion for capital expenditures, in the form of convertible debentures to be issued by Sri Sai.

The remaining consideration of $1.5 million will be retained by us as reserved and payable to Reachnet in consideration for 0.1 million additional subscribers, along with core business assets to serve those 0.1 million additional subscribers.

The Company modified its arrangement with Reachnet, on 11 December 2022, to acquire from 1.8 million subscribers to 1 million subscribers and related core assets, and correspondingly modified its consideration from $59 million to $11.5 million. The modification agreement also provides that the transfer of desired subscribers and core assets shall be undertaken by way of assignment agreement in favor of the Company.

On December 12, 2022, the Company has assumed Reachnet’s obligation to make payment of $10 million to Sellers-Shareholders of Sri Sai, by executing the assignment agreement with Reachnet, in respect of the Agreement for Acquisition entered into between Reachnet and Sri Sai, on August 11, 2022. Furthermore, the assignment agreement is dependent on the execution of the Share Purchase Agreement with Sri Sai, on the basis of which the Company shall make payment of $2.5 million against the receipt of 51% shareholding of Sri Sai. As of this date, the modification agreement shall come to its conclusion and the closing balances as of this date (date of Share Purchase Agreement) shall be netted off and settled from the books of the Company. Further, upon execution of the Share Purchase Agreement, the management of the Company shall assess the impairment of intangible assets (being customer acquisition rights). It is expected that the signing event for the Share Purchase Agreement with Sri Sai shall be on or before 10 March 2023. The management has recognised this as a impending event which should conclude and consummate upon execution of the Share Purchase Agreement with Sri Sai, with corresponding transfer of shares of Sri Sai, which shall in turn crystalise the Modification Agreement and Deed of Assignment as concluded and final.

As a result of the Modification Agreement and the Deed of Assignment, we will own and directly control the operating core assets that impact income received from subscribers, including fiber optic network, the subscriber management system, local operator network, and others. On February 27, 2023, the Board has approved the draft Share Purchase Agreement with Sri Sai.

As approved by the Board on February 27, 2023, we will deconsolidate GHSI from our consolidated financial statements with effect from March 1, 2023. The business of telemedicine in USA shall be reformatted in Lytus Health.

On June 18, 2022, we acquired 100% equity of Lytus Technologies, Inc. (“Lytus Health”), a Company for general corporate purposes On February 27, 2023, however, the integration was not yet complete. On February 27, 2023, the Board has approved the fiscal integration of Lytus Health with effect from January 1, 2023.